UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 23, 2005
BARNWELL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5103	72-0496921

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Alakea Street, Suite 2900, Honolulu, Hawaii	96813

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (808) 531-8400
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1: PRESS RELEASE

Item 8.01. Other Events.
     Attached hereto as Exhibit 99.1 is a press release issued by the Registrant on November 23, 2005 that is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits
          99.1 Press Release, dated November 23, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARNWELL INDUSTRIES, INC.
Date: November 23, 2005	By:	/s/ Russell M. Gifford
Russell M. Gifford
Executive Vice President and Chief Financial Officer